UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2023

Date of Report (Date of earliest event reported)

                  Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange

__________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 2.02. Results of Operations and Financial Condition.

On April 6, 2023, Lincoln National Corporation (the “Company”) made available on its website a restated condensed version of its Statistical Supplement for the quarter ended December 31, 2022, previously published by the Company and furnished on Form 8-K on February 8, 2023 (the “Original Q4 2022 Statistical Supplement”). The restated condensed Fourth Quarter 2022 Statistical Supplement includes restated financial information reflecting: (i) the Company’s restated audited consolidated financial statements for the years ended December 31, 2022 and December 31, 2021, as well as unaudited restated interim financial information for the quarterly periods in 2022 and 2021, as filed by the Company with the Securities and Exchange Commission on Form 10-K/A on March 30, 2023; and (ii) the Company’s adoption, as of January 1, 2023, of the provisions of Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts and Related Amendments” (“LDTI”), which retroactively restated all prior periods presented in the condensed Statistical Supplement. The restated condensed Fourth Quarter 2022 Statistical Supplement replaces in its entirety the Original Q4 2022 Statistical Supplement.

LDTI was applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which resulted in a January 1, 2021 transition date.  We expect to file restated audited financial statements for the years ended December 31, 2022 and December 31, 2021 reflecting the adoption of LDTI later this quarter subsequent to the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. The information in the restated condensed Fourth Quarter 2022 Statistical Supplement reflecting the impacts of the adoption of LDTI is unaudited and is being provided at this time voluntarily, and prior to the availability of the audited financial statements, to assist investors and other users of our financial statements in evaluating the impact of LDTI on the Company’s financial position and results of operations. It is possible that the restated audited financial statements under LDTI may differ, perhaps materially, from the information included in the restated condensed Fourth Quarter 2022 Statistical Supplement.

The restated condensed Fourth Quarter 2022 Statistical Supplement is attached as Exhibit 99.1 and is incorporated herein by reference.

The information, including the exhibit attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

The following exhibit is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Lincoln National Corporation Restated Condensed Statistical Supplement for the quarter ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Adam Cohen
Name:	Adam Cohen
Title:	Senior Vice President and Chief
Accounting Officer

Date: April 6, 2023